UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 16, 2018

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Lloyd C. Blankfein, currently Chairman and Chief Executive Officer of The Goldman Sachs Group, Inc. (the Registrant or Goldman Sachs), will retire as Chief Executive Officer effective September 30, 2018. He will remain employed as Chairman of the Goldman Sachs Board of Directors (the Board) until December 31, 2018. Mr. Blankfein will accept the title of Senior Chairman after his retirement from the Registrant and the Board.

(c), (d)    In light of Mr. Blankfein’s retirement as described above, the Board has appointed David M. Solomon, 56, as Chief Executive Officer of the Registrant and a member of the Board, in each case effective October 1, 2018. Mr. Solomon will not be deemed independent and will not serve on any of the Board’s committees. The Board has also determined that Mr. Solomon will assume the role of Chairman of the Board effective January 1, 2019.

As Chief Executive Officer, Mr. Solomon will receive an annual salary of $2,000,000 and will be eligible for annual variable compensation. Mr. Solomon has served as President and Chief Operating Officer of the Registrant since May 2018, and previously served as its President and Co-Chief Operating Officer from January 2017 until May 2018. Mr. Solomon had previously been co-head of the Investment Banking Division since July 2006, and prior to assuming that role served as global head of the Financing Group. He joined Goldman Sachs as a partner in 1999.

A copy of the Registrant’s press release relating to these changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press release of the Registrant, dated July 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: July 17, 2018	By:	/s/ Karen P. Seymour
Name: Karen P. Seymour
Title: Executive Vice President and General Counsel